UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)                          November 27,  2007

          MORGAN STANLEY CAPITAL I INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-130684-31	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, 2nd Floor
New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code           (212) 761-4700

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01   Other Events.

On October 31, 2007 MSM Mortgage Loan Trust 2007-14AR (the “Issuing Entity”) was created pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2007 (the “Pooling and Servicing Agreement”), among Morgan Stanley Capital I Inc. (the “Registrant”), LaSalle Bank National Association, as trustee and custodian, and Wells Fargo Bank, National Association, as master servicer and securities administrator.  Certain of the terms and conditions of the Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements have been described in a Prospectus Supplement filed on November 1, 2007 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, under the Registrant’s Form S-3 registration statement number 333-130684, for the Issuing Entity.  The description of those agreements, together with other purchase and servicing agreements and derivatives contracts identified in that filing, are hereby incorporated herein by reference.  A copy of the Pooling and Servicing Agreement, the Underwriting Agreement, the Certificate Purchase Agreement, the Mortgage Loan Purchase Agreement, the Purchase and Servicing Agreements, the Assignment, Assumption and Recognition Agreements and certain other agreements will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the MSM Mortgage Loan Trust 2007-14AR.

GMAC Mortgage Corporation (“GMAC”) and Morgan Stanley Mortgage Capital Inc., as owner (“MSMCI” or “Owner”) were parties to a Servicing Agreement, dated as of May 20, 2005 and a First Amended and Restated Servicing Agreement, dated as of January 1, 2006 (the “GMAC Servicing Agreement”), pursuant to which GMAC has agreed to service certain Mortgage Loans on behalf of the Owner. On November 27, 2007, the servicing of approximately 0.748% of the Mortgage Loans in the Mortgage Pool, by aggregate stated principal balance of the mortgage loans as of October 1, 2007, was transferred from GMAC to Saxon Mortgage Services Inc. (“Saxon”) , an affiliate of the Owner.

Pursuant to Section 9.01(b) of the Pooling and Servicing Agreement, the Owner has exercised its right to terminate GMAC, without cause, as servicer for the Issuing Entity. Saxon has agreed to service the Mortgage Loans previously serviced by GMAC on behalf of the Owner pursuant to the Servicing Agreement, dated as of July 1, 2007) between the Owner and Saxon, as modified by the Omnibus Assignment, Assumption and Recognition Agreement dated as of November 27, 2007 among the Owner, Saxon and Trustee and acknowledged by the Master Servicer and the Registrant.

Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Information relating to Saxons a servicer set forth in the Prospectus Supplement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  December  3,  2007

                        MORGAN STANLEY CAPITAL I INC.

                        By: /s/ Valerie Kay
                        Name:  Valerie Kay
                                                            Title:  Executive Director